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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT OCTOBER 28, 1999



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                         ALIGN-RITE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA                     0-26240                 954528353
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


             2428 ONTARIO STREET, BURBANK, CA                    91504
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (818) 843-7220
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.


On October 1, 1999, Photronics, Inc. and Align-Rite International, Inc. filed with the Federal Trade Commission and the Department of Justice their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act relating to the proposed merger of Photronics, Inc. and Align-Rite International, Inc. In cooperation with the Department of Justice, Photronics, Inc. withdrew and subsequently refiled on October 28, 1999 such notification and report form. This procedure provides the Department of Justice an additional 30 days to conduct its preliminary review of the proposed transaction. Align-Rite International has not been requested to refile its notification and report form.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

DATED: NOVEMBER 4, 1999


                                                  /s/ JAMES L. MAC DONALD
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                                                      JAMES L. MAC DONALD
                                               CHAIRMAN OF THE BOARD, PRESIDENT,
                                                  AND CHIEF EXECUTIVE OFFICER


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